Exhibit 10.51
JJB REAL ESTATE TRANSFER REPAYMENT AGREEMENT
Assignor (Party A): JiangXi JieZhong Biochemistry Ltd (JJB)
Assignee (Party B): YanBian YiQiao Biochemistry Pharmaceutical Ltd (YYB)
Mortgagee (Party C): China Industrial and Commercial Bank Stock Ltd ShangRao County Sub-branch
Signing Location: JiangXi Province ShangRao City JieFang Road 179 (City Food Bureau First Floor)
          According to relevant regulations of “The City Real Estate Administration of The People’s Republic of China”, Party A, B and C, the three parties signing this real estate transfer contract in regards to the transfer arrangement are according to principles of “equality, voluntary and legal”.
I.	Transferring Real Estate:

1.	Land Transfer:

(1)	Land-Use Right Certificate Number: TuGuoYong (2003) ZiDi 310016:

(2)	Square Measure: 6023 m2

(3)	Type of Land-Use Right: To Sell

(4)	Purpose of the Land: Commercial

(5)	Level of the Land: Level 2

(6)	Land Number: 02-03-116

(7)	Termination Date: March 25, 2043

(8)	Mutual Apportion Area: 0 m2

2.	Building Property

(1)	Property Proprietary Number: YanBianZhou TuMen Property Right Certificate No. 12049
     (2) Property Location: JiLin Province YanBian TuMen DaLu 245
     (3) Property Classification: Joint-Stock Enterprise Property
     (4) Land Number: 212
     (5) Housing Situation: Reinforced concrete structure, 6 floors, Building Area 11626.78 m2
II.	Reasons for Real Estate to transfer: the above land-use right and property proprietorship own by Party A, because it used as the GMP workshop and the production operation site for YYB, for the integrity, practicability and necessity of company stock transfer.

III.	Party A already remind the relevant fact of the bank mortgage for estate and land use right, and Party B is responsible for repayment of property and land-use right of the mortgage loan principal to China Industrial and Commercial Bank Stock Ltd ShangRao County Sub-branch, interest total sixteen million RMB and above interest of the loan interest; Party B completely aware of the fact of the property and land-use right is set in mortgage, and will assume the legal consequences after the acceptance.

IV.	Payment Method, Time Period and responsibility of breach of contract

1.	Original principle of the loan and interest 16 million RMB repayment arrangement: Party A company stock transfer notarized certificate delivered to Party B within ten days, Party B pay Party C one million RMB even; pay Party C one million RMB even, before end of June 2009; pay Party B two million RMB even before end of December 2009; January — June 2010 each month pay Party C seven hundred thousand RMB even; after July 2010, each month pay Party C one million RMB even, until the principle of the loan and interest are pay off.

2.	Interest generated from original principle of the loan and interest of 16 million RMB repayment arrangements: Party A is responsible to repay the interest prior to the signing date of this agreement, Party B is responsible for the repayment of the interest generate after the signing date of this agreement. After this agreement is signed, Party C agree to postpone payment for Party B on the interest generate before end of December 2009, but Party B should repay before end of June 2010; repay monthly on the principle of the loan and interest owed as monthly interest starting January 2010, interest rates according to the granted loans policy implementation.

3.	Responsibility of breach of contract: Party B should carry out the above mentioned agreed payment strictly, for some reason Party B delayed one of the monthly payment, should request from Party C, Party C will not investigate; occur over twice or postpone for two months of payment constitute a breach of contract, this agreement is void, Party B repayment of loan principal and interest deduct the original 16 million loan and interest amount, Party C would not refund.

V.	The contract is legally binding once signed and stamped by Party A, B and C. After Party B pay off the loan principal and interest to Party C, Party C will release the title, and delivery property, land-use right and related certificate of title to Party B. Party B will apply for registration formalities at the Property Management Department and the Department of Land Registration Authority to register for the property and land-use right, Party B will assume the expenses of taxation during the transferring process. Party A will assist on transaction, and issue trust deed.

VI.	Before paying off the loan principal and interest, creditor’s rights of Party A and Party C, obligation of the debt remain unchanged, Party A undertake responsibility of repayment.

VII.	Unmentioned matters in this contract, Party A, Party B and Party C may set a separate agreement, its supplementary agreement has the equal effect as this contract after signed and stamped by all three parties.

VIII.	This contract has eight copies, Party A, Party B and Party C each holds two copies, the Real Estate Trading Department archived one copy.

IX.	If there is a dispute during the process of fulfilling this contract by Party A, B and C, may apply for arbitration at the Arbitration Commission of JiangXi Province ShangRao City or file a lawsuit at the mid-level People’s Court of JiangXi Province ShangRao City.

X.	During fulfillment of this contract, if there is any legal liability among both

Party A and Party B, unrelated to Party C.

Party A: JJB Legal Representative: Xia YuanDa	Party B: YYB Legal Representative: Liu Kai
/s/ Xia YuanDa	/s/ Liu Kai

June 25, 2009	June 25, 2009

Party C: China Industrial and Commercial Bank
/s/ Authorized Officer
June 25, 2009
JJB REAL ESTATE TRANSFER REPAYMENT AGREEMENT
Assignor (Party A): JiangXi JieZhong Biochemistry Ltd (JJB)
Assignee (Party B): YanBian YiQiao Biochemistry Pharmaceutical Ltd (YYB)
Mortgagee (Party C): China Industrial and Commercial Bank Stock Ltd ShangRao County Sub-branch
Signing Location: JiangXi Province ShangRao City JieFang Road 179 (City Food Bureau First Floor)
          According to relevant regulations of “The City Real Estate Administration of The People’s Republic of China”, Party A, B and C, the three parties signing this real estate transfer contract in regards to the transfer arrangement are according to principles of “equality, voluntary and legal”.
XI.	Transferring Real Estate:

3.	Land Transfer:

(9)	Land-Use Right Certificate Number: TuGuoYong (2003) ZiDi 310016:

(10)	Square Measure: 6023 m2

(11)	Type of Land-Use Right: To Sell

(12)	Purpose of the Land: Commercial

(13)	Level of the Land: Level 2

(14)	Land Number: 02-03-116

(15)	Termination Date: March 25, 2043

(16)	Mutual Apportion Area: 0 m2

4.	Building Property
     (1) Property Proprietary Number: YanBianZhou TuMen Property Right Certificate No. 12049
     (2) Property Location: JiLin Province YanBian TuMen DaLu 245
     (3) Property Classification: Joint-Stock Enterprise Property
     (4) Land Number: 212
     (5) Housing Situation: Reinforced concrete structure, 6 floors, Building Area 11626.78 m2
XII.	Reasons for Real Estate to transfer: the above land-use right and property proprietorship own by Party A, because it used as the GMP workshop and the production operation site for YYB, for the integrity, practicability and necessity of company stock transfer.

XIII.	Party A already remind the relevant fact of the bank mortgage for estate and land use right, and Party B is responsible for repayment of property and land-use right of the mortgage loan principal to China Industrial and Commercial Bank Stock Ltd ShangRao County Sub-branch, interest total sixteen million RMB and above interest of the loan interest; Party B completely aware of the fact of the property and land-use right is set in mortgage, and will assume the legal consequences after the acceptance.

XIV.	Payment Method, Time Period and responsibility of breach of contract

4.	Original principle of the loan and interest 16 million RMB repayment arrangement: Party A company stock transfer notarized certificate delivered to Party B within ten days, Party B pay Party C one million RMB even; pay Party C one million RMB even, before end of June 2009; pay Party B two million RMB even before end of December 2009; January — June 2010 each month pay Party C seven hundred thousand RMB even; after July 2010, each month pay Party C one million RMB even, until the principle of the loan and interest are pay off.

5.	Interest generated from original principle of the loan and interest of 16 million RMB repayment arrangements: Party A is responsible to repay the interest prior to the signing date of this agreement, Party B is responsible for the repayment of the interest generate after the signing date of this agreement. After this agreement is signed, Party C agree to postpone payment for Party B on the interest generate before end of December 2009, but Party B should repay before end of June 2010; repay monthly on the principle of the loan and interest owed as monthly interest starting January 2010, interest rates according to the granted loans policy implementation.

6.	Responsibility of breach of contract: Party B should carry out the above mentioned agreed payment strictly, for some reason Party B delayed one of the monthly payment, should request from Party C, Party C will not investigate; occur over twice or postpone for two months of payment constitute a breach of contract, this agreement is void, Party B repayment of loan principal and interest deduct the original 16 million loan and interest amount, Party C would not refund.

XV.	The contract is legally binding once signed and stamped by Party A, B and C. After Party B pay off the loan principal and interest to Party C, Party C will release the title, and delivery property, land-use right and related certificate of title to Party B. Party B will apply for registration formalities at the Property Management Department and the Department of Land Registration Authority to register for the property and land-use right, Party B will assume the expenses of taxation during the transferring process. Party A will assist on transaction, and issue trust deed.

XVI.	Before paying off the loan principal and interest, creditor’s rights of Party A and Party C, obligation of the debt remain unchanged, Party A undertake responsibility of repayment.

XVII.	Unmentioned matters in this contract, Party A, Party B and Party C may set a separate agreement, its supplementary agreement has the equal effect as this contract after signed and stamped by all three parties.

XVIII.	This contract has eight copies, Party A, Party B and Party C each holds two copies, the Real Estate Trading Department archived one copy.

XIX.	If there is a dispute during the process of fulfilling this contract by Party A, B and C, may apply for arbitration at the Arbitration Commission of JiangXi Province ShangRao City or file a lawsuit at the mid-level People’s Court of JiangXi Province ShangRao City.

XX.	During fulfillment of this contract, if there is any legal liability among both Party A and Party B, unrelated to Party C.

Party A: JJB	Party B: YYB
Legal Representative: Xia YuanDa	Legal Representative: Liu Kai
/s/ Xia YuanDa	/s/ Liu Kai

June 25, 2009	June 25, 2009

Party C: China Industrial and Commercial Bank
/s/ Authorized Officer
June 25, 2009